UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002



                                    CDI Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     1-5519
--------------------------------------------------------------------------------
                            (Commission File Number)


                                   23-2394430
--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)


            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:

                                 (215) 569-2200
--------------------------------------------------------------------------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 - Statement Under Oath of Roger H. Ballou, Chief Executive Officer of CDI Corp., pursuant to Order No. 4-460 of the Securities and Exchange Commission.

99.2 - Statement Under Oath of Gregory L. Cowan, Chief Financial Officer of CDI Corp., pursuant to Order No. 4-460 of the Securities and Exchange Commission.

99.3 - Statement of Roger H. Ballou, Chief Executive Officer of CDI Corp., and Gregory L. Cowan, Chief Financial Officer of CDI Corp., pursuant to U.S.C.
Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.


Item 9.  Regulation FD Disclosure.

On August 14, 2002, Roger H. Ballou, Chief Executive Officer of CDI Corp. (sometimes referred to in this Report as "the Company"), and Gregory L. Cowan, Chief Financial Officer of the Company, each filed with the Securities and Exchange Commission a statement under oath, as required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002). A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

CDI Corp. is also furnishing, as Exhibit 99.3 hereto, the text of the statement signed by the Company's Chief Executive Officer and its Chief Financial Officer pursuant to U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CDI CORP.
                                        (Registrant)



                                        By: /s/ Joseph R. Seiders
                                            ---------------------
                                            Joseph R. Seiders
                                            Senior Vice President and Secretary


Date:  August 14, 2002

                                  EXHIBIT INDEX

Exhibit Number    Description

99.1 Statement Under Oath of Roger H. Ballou, Chief Executive Officer of CDI Corp., pursuant to Order No. 4-460 of the Securities and Exchange Commission.

99.2 Statement Under Oath of Gregory L. Cowan, Chief Financial Officer of CDI Corp., pursuant to Order No. 4-460 of the Securities and Exchange Commission.

99.3 Statement of Roger H. Ballou, Chief Executive Officer of CDI Corp., and Gregory L. Cowan, Chief Financial Officer of CDI Corp., pursuant to U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that accompanied the Company's Form 10-Q for the quarter ended June 30, 2002.